MAS FINANCIAL CORP.

     1710 E. Division St.                               Tel: (812) 479-7266
     Evansville, IN  47711                              Fax: (812) 479-7267
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                             FINDER'S FEE AGREEMENT

This agreement is entered into on this 9th day of March, 1999 by and between MAS Financial Corp. (hereinafter referred to as "MAS"), and INTERNATIONAL CIGAR HOLDINGS, INC., their heirs, designees or assignees, (hereinafter referred to as "CLIENT"), and is made with reference to the following recitations:

WHEREAS, MAS has contacts with market makers, and,

WHEREAS, for the purpose of advancing the business plans of CLIENT, CLIENT wishes to apply for trading on the OTC Bulletin Board, and,

(1) MAS agrees to introduce CLIENT to a market maker to file its 15C-2-11.

(2) CLIENT agrees to pay MAS a finder's fee of $5,000 cash and 15,000 shares of common stock of INTERNATIONAL CIGAR HOLDINGS, INC. The cash and stock shall be escrowed with an attorney, Mr. Arthur W. Schlenkert, Attorney At Law, 2610 SW 23rd Terrace, Ft. Lauderdale, FL 33312. The cash and stock escrowed shall be released upon filing of the 15C-2-11 and assignment of a stock trading symbol.

(3) MAS is not rendering legal advice to client. Each party is responsible for all of it's own professional, legal, accounting, Broker-Dealer, and consulting fees as they may apply to each party.

(4) This agreement shall be governed by the laws of the State of Indiana. The parties agree to the jurisdiction of the Courts of the State of Indiana and the United States District Court for the Southern District of Indiana as the forums for the resolution of any legal disputes between the parties. Client agrees to pay court costs, attorney fees in a reasonable amount, and interest on any unpaid balances at the judgment rate then in effect in the State of Indiana should it become necessary for MAS to engage in legal action to recover any portion of the purchase price or any other fees from Client.

(5) Neither party may assign this agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

(6) This documents contains the entire agreement between the parties hereto. No oral or other representation or warranty has been given to CLIENT by MAS, and this agreement controls over any and all oral representations made by any party to this transaction. This agreement may only be modified by a writing, signed by the parties.

(7) Each party agrees to execute all of the documents and do all of the things necessary to effectuate the purpose of this agreement, without delay or limitations.

Accepted and Agreed:                  Accepted and Agreed:


/s/ Aaron Tsai                        /s/ John J. Kelly
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MAS Financial Corp.                   International Cigar Holdings, Inc.
By:  Mr. Aaron Tsai, President        By:  John Kelly, President

Mailing Address:
MAS Financial Corp.                   International Cigar Holdings, Inc.
1710 E. Division St.                  7440 S.W. 60th Terrace, #107
Evansville, IN  47711                 Miami, FL  33154





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                                CLOSING STATEMENT

     Pursuant to the Finder's Fee Agreement dated the 9th day of March, 1999 by and between MAS Financial Corp. and International Cigar Holdings, Inc., the sum of $5,000.00 (the "Money") and 15,000 shares of common stock of International Cigar Holdings, Inc. (the "Stock") to be wired and sent to be held in trust by attorney Arthur W. Schlenkert, Esq. whose offices are located at 2610 SW 23rd Terrace, Ft. Lauderdale, FL 33312.

     It is acknowledge that the Stock issued in the name of MAS Financial Corp. and $5,000 cash will be held in a custodial account of Arthur W. Schlenkert, Esq. as trust agent for the closing of this transaction and that the attorney is authorized to transfer Money and Stock to MAS Financial Corp. after International Cigar Holdings, Inc.'s 15C-2-11 is filed with NASD and NASD has assigned a trading symbol.

Accepted and Agreed:                  Accepted and Agreed:


/s/ Aaron Tsai                        /s/ John J. Kelly
------------------------------        ----------------------------------
MAS Financial Corp.                   International Cigar Holdings, Inc.
By:  Mr. Aaron Tsai, President        By:  John Kelly, President

March 9, 1999                         March 9, 1999








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